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                                                                     EXHIBIT 4.1
              [SPECIMEN STOCK CERTIFICATE OF HOMEGROCER.COM,INC.]

                                                                                                      COMMON STOCK
                               [LOGO OF HOMEGROCER.COM, INC.]                                            [STAMP]
                                                                                          SEE REVERSE FOR CERTAIN DEFINITIONS
                       INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON                         CUSIP  43740K 10 0

                   THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF RIDGEFIELD PARK, NJ AND NEW YORK, NY

         THIS CERTIFIES THAT

         IS THE OWNER OF

                             FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                                              HOMEGROCER.COM, INC.
         transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

                                             [HOMEGROCER.COM INC. SEAL]
               /s/ Mary Alice Taylor
         CHAIRMAN AND CHIEF EXECUTIVE OFFICER                     COUNTERSIGNED AND REGISTERED
                                                                      CHASEMELLON SHAREHOLDER SERVICES LLC
             /s/ Kristin H. Stred                                                   TRANSFER AGENT AND REGISTER
                CORPORATE SECRETARY                           BY

                                                                                            AUTHORIZED SIGNATURE
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     THE CORPORATION WILL FURNISH WITHOUT CHANGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING,
OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND
THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR
RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be continued as though they were written out in full according to applicable laws or regulations:
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
      TEN COM - as tenants in common            UNIF GIFT MIN ACT-__________________ Custodian ____________________
      TEN ENT - as tenants by the entireties                           (Cust)                       (Minor)
      JT TEN  - as joint tenants with right of                       Under Uniform Gifts to Minors
                survivorship and not as tenants                       Act_____________________________________
                in common                                                              (State)
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     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________hereby sell, assign and transfer unto

PLEASE INSERT SPECIAL SECURITY OR OTHER
   IDENTIFICATION NUMBER OF ASSIGNEE
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________________________________________________________________________________
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated __________________________



                                 _______________________________________________
                                 NOTICE:  The signature to the assignment must
                                          correspond with the name as written
                                          upon the face of the certificate in
                                          every particular without alteration
                                          or enlargement or any change
                                          whatsoever, and must be guaranteed by
                                          an eligible institution as defined in
                                          rule 17Ad-1 under the securities
                                          exchange act of 1934 which may include
                                          a commercial bank, trust company or
                                          savings association, credit union or
                                          member firm of the American Stock
                                          Exchange, New York Stock Exchange or
                                          Midwest Stock Exchange.